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                                                                   EXHIBIT 10.12

                                LOCK-UP AGREEMENT

         This Lock-up Agreement, dated as of October 8, 1999, is by and among PentaStar Communications, Inc. (the "Company"), Schneider Securities, Inc. (the "Representative"), BACE Investments, LLC ("BACE"), Black Diamond Capital, LLC ("Black Diamond"), Robert S. Lazzeri ("Lazzeri") and Jeffrey A. Veres ("Veres;" BACE, Black Diamond, Lazzeri and Veres being collectively referred to hereinafter as the "Founding Shareholders").

         WHEREAS, on or about March 17, 1999, the Company entered into a lock-up agreement with BACE (the "Prior Lock-up Agreement"); and

         WHEREAS, on March 31, 1999, the Company entered into stock purchase agreements ("Stock Purchase Agreements") together with addendums ("Addendums") thereto, with Black Diamond, Lazzeri and Veres (collectively, the "Stock Purchase Agreements and Addendums"); and

         WHEREAS, as a result of discussions with various state securities administrators concerning the lockup provisions of the Prior Lock-up Agreement and the Stock Purchase Agreements and Addendums, the parties have determined to enter into this Lock-up Agreement, which shall supercede in its entirety the Prior Lock-up Agreement and the Addendums to the Stock Purchase Agreements; and

         WHEREAS, the Representative has agreed to become a party to this Lock-up Agreement such that the Representative shall have an enforceable interest hereunder;

         NOW THEREFORE, in consideration of the mutual agreements and covenants of the parties herein contained, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by all of the parties hereto, the parties agree as follows:

         1. The following shares of Common Stock of the Company that are owned by the Founding Shareholders shall be subject to the terms of this Agreement:


                                                                  NUMBER OF SHARES SUBJECT
         FOUNDING SHAREHOLDER                                       TO LOCK-UP AGREEMENT
         --------------------                                     ------------------------
         BACE Investments, LLC..................................          1,674,800
         Black Diamond Capital, LLC.............................            732,419
         Robert S. Lazzeri......................................            469,499
         Jeffrey A. Veres.......................................            219,100
                                                                          ---------
         Total..................................................          3,095,818
                                                                          =========

         Such 3,095,818 shares of Common Stock of the Company owned by the Founding Shareholders are hereinafter referred to as the "Shares."

         2. Except as otherwise provided herein, the Founding Shareholders agree that they shall not transfer, sell, pledge, hypothecate, encumber, contract to sell, grant any option for the sale of, grant any security interest in, or otherwise sell or dispose of any of the Shares which shall expressly include any stock dividends issued by the Company and attributable to the Shares during the term hereof, for a period of three years from the effective date (the "Effective


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Date") of the Company's Registration Statement on Form SB-2 (SEC File No.
333-85281). Moreover, the Company shall not recognize any attempted transfer, sale, pledge, hypothecation or encumbrance of the Shares for a period of three years from the Effective Date except as otherwise provided herein.

         3. Provided that the Shares remain subject to the terms hereof following any transfer authorized in this Paragraph 3, the Founders may transfer the Shares (i) by gift to family members, not more remote than first cousins,
(ii) to trusts, limited partnerships or other estate planning entities of which the transferring Founder is the beneficiary for estate planning purposes, (iii) any charitable organization that qualifies for receipt of charitable contributions under Section 170(c) of the Internal Revenue Code of 1986, as amended, (iv) by any method or transaction approved by majority of the shareholders of the Company other than the Founders, or (v) among or between any Founders or Founder that is a party hereto.

         4. After the expiration of 24 months from the Effective Date, each Founder shall have released to him and shall be eligible to sell in accordance with applicable federal and state securities laws 33.33% of such Founder's Shares, or an aggregate total of 1,031,836 Shares. Upon the expiration of 36 months from the Effective Date, each Founder shall be eligible to sell an additional 16.67% of such Founder's Shares, or an aggregate of 516,073 Shares. The remaining 1,547,909 Shares shall be eligible for sale by the Founders only upon the earlier to occur of (i) the sale of substantially all of the assets or stock of the Company, or (ii) five years after the completion of the public offering.

         5. Notwithstanding any other language to the contrary set forth elsewhere herein, this Lock-up Agreement and the restrictions set forth herein shall automatically be released if (i) for 60 consecutive trading days commencing at least 90 days after the Effective Date, the Company's securities trade in a public market at a price of not less than 150% of the offering price per share of the Company's Common Stock, (ii) for 90 consecutive trading days commencing at least 12 months after the Effective Date, the Company's securities trade in a public market at a price of not less than 110% of the offering price per share of Common Stock, (iii) for any fiscal year ending after the Effective Date, the Company has earnings per share of at least (a) 5% of the public offering price per share of Common Stock for that fiscal year, (b) 4% of the public offering price per share of Common Stock for that fiscal year and for the prior fiscal year, calculated independently, whether or not such prior fiscal year ended after the Effective Date, or (c) 3% of the public offering price per share of Common Stock for that fiscal year and for each of the two prior fiscal years, calculated independently, whether or not such prior fiscal years ended after the Effective Date, or (iv) the securities become "covered securities" as that term is defined in subsection 18(b)(1)(a) of the Securities Act of 1933.

         6. During the term of this Lock-up Agreement, the Founders shall continue to have all voting and other rights to which they are entitled by ownership of the Shares. In the event a Founder sells any of the Shares in violation of this Agreement, any profits realized by such selling Founder shall inure to and be recoverable by the Company.

         7. The Representative shall not agree or permit the waiver or modification of any of the terms of this Lock-up Agreement. In addition, the Company's Registration Statement, as amended, shall include disclosure providing that the Representative will not waive, shorten or otherwise modify the transfer restrictions agreed to by the parties hereto.

         IN WITNESS WHEREOF, and based upon which the Representative shall undertake the public offering of the Company's Common Stock, the parties have executed this Lock-Up


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Agreement to be effective on the date specified above.


THE COMPANY:                                    THE REPRESENTATIVE:

PENTASTAR COMMUNICATIONS, INC.                  SCHNEIDER SECURITIES, INC.



By:                                             By:
   ----------------------------------              -----------------------------
   Craig J. Zoellner, President                    Thomas J. O'Rourke, President




THE FOUNDERS:

BACE INVESTMENTS, LLC



By:
   ----------------------------------
   Craig J. Zoellner, Managing Member




BLACK DIAMOND CAPITAL, LLC



By:
   ----------------------------------
   Blair W. McNea, Managing Member




-------------------------------------
Robert S. Lazzeri




-------------------------------------
Jeffrey A. Veres